UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

        Date of Report (date of earliest event reported): October 6, 2005


                                AdAl Group, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-09431                                  94-3012230
      (Commission File Number)             (IRS Employer Identification No.)


                                 67 Wall Street
                                   22nd Floor
                             New York, NY 10005-3101
        ----------------------------------------------------------------
              (Address of principal executive offices and zip Code)


                                 (212) 709-8122
        ----------------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

On October 6, 2005, AdAl Group, Inc. (the "Company") announced that its board of directors declared a 7-for-1 stock split in the form of a dividend to be paid October 13, 2005. Stockholders on the close of business on October 6, 2005, the dividend record date, will receive six additional shares of common stock for each share held. The ex-dividend date is October 14, 2005. The stock split will increase the number of common shares outstanding from approximately 3,165,976 shares to approximately 22,161,832 shares.

Item 9.01.  Financials Statements and Exhibits

Exhibit No.       Description

99.1              Press Release dated October 6, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADAL GROUP, INC.


                                        By: /s/ Nicholas Shrager
                                            ------------------------------------
                                            Name:  Nicholas Shrager
                                            Title: CEO and President
Dated: October 12, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated October 6, 2005